UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 31, 2007
HOMELAND ENERGY SOLUTIONS, LLC
(Exact name of small business issuer as specified in its charter)

Iowa (State or other jurisdiction of incorporation or organization)	333-135967 (Commission File Number)	20-3919356 (I.R.S. Employer Identification No.)

106 W. Main Street, Riceville, IA (Address of principal executive offices)	50466 (Zip Code)
(641) 985-4025
(Issuer’s telephone number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws: Change in Fiscal Year
     The Board of Directors of Homeland Energy Solutions, LLC (“Homeland Energy”) determined to change the Fiscal Year from its previous Fiscal Year of November 1 through October 31 to a Fiscal Year of January 1 through December 31, pursuant to their authority under the First Amendment to the Operating Agreement of Homeland Energy. The change in the Fiscal Year was effective on January 31, 2007. As such, Homeland Energy will file a transitional report covering the transition period of November 1, 2006 through December 31, 2006 on Form 10-QSB within 45 days of January 31, 2007.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMELAND ENERGY SOLUTIONS, LLC
Date: February 19, 2007	/s/ Stephen K. Eastman
Stephen K. Eastman
President (Principal Executive Officer)